UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011 (August 2, 2011)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization	File Number)	Identification No.)

3801 Old Greenwood Road

Fort Smith, Arkansas 72903

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On August 2, 2011, Arkansas Best Corporation (Nasdaq: ABFS) (the “Company”) announced its second quarter 2011 financial results and held a conference call at 9:30 a.m. (ET) on the same date. ABF Freight System, Inc. (“ABF”) is the largest subsidiary of the Company.

The Company provides clarification of the following information discussed on the conference call. The increase of 2.7% in ABF’s full-time equivalent employees mentioned on the conference call represents the sequential change from first quarter 2011 to second quarter 2011. ABF’s sequential increase in tonnage per day from first quarter 2011 to second quarter 2011 was 6.8%. The increase in full-time equivalent employees from second quarter 2010 to second quarter 2011 was 7.3%. ABF’s increase in tonnage per day from second quarter 2010 to second quarter 2011 was 9.9%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)

Date: August 2, 2011	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel
and Corporate Secretary